UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549


                                   FORM 8-K

                                CURRENT REPORT



                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                       Date of Report: October 25, 2002
              (Date of earliest event reported: October 24, 2002)



                                 CUMMINS INC.
            (Exact name of registrant as specified in its charter)



              Indiana                              1-4949                           35-0257090
  (State or other Jurisdiction of         (Commission File Number)        (I.R.S. Employer Identification
           Incorporation)                                                              No.)

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                              500 Jackson Street
                                  PO Box 3005
                            Columbus, IN 47202-3005
                    (Principal Executive Office)(Zip Code)

      Registrant's telephone number, including area code: (812) 377-5000
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Item 5.  Other Events

On Friday, October 25, 2002, Cummins Inc. issued the following press release:



[GRAPHIC OMITTED]

CUMMINS                                   NEWS RELEASE


                                                           Jason Rawlings
                                                           Public Relations
                                                           Director
                                                           812-377-7719


  For Immediate Release
  Date: October 25, 2002


 Cummins Inc. Reports Miscalculation in Third Quarter Diluted Earnings Per Share
        Does Not Impact Reported Profit After Taxes or Forward Guidance

Columbus, IN, October 25, 2002 - Today Cummins Inc. (NYSE:CUM) announced it discovered a miscalculation in the Company's reported third quarter diluted earnings per share. The correct amount is $0.96 per fully diluted share. This does not impact the reported $39 million profit after taxes, any other reported numbers for the Company, or any forward guidance.

On October 17, 2002, Cummins reported third quarter earnings of $1.00 per fully diluted share. The actual third quarter fully diluted earnings per share is $0.96. Basic earnings per share of $1.03 remain unchanged. The Company discovered the miscalculation as it prepared its Form 10-Q for the third quarter, which is filed within 45 days after the end of the quarter.

Earnings and cash flow guidance for the fourth quarter and full year 2002 remain as originally reported: Cummins expects to have full year profits for 2002 of $0.40 to $0.50 per share. In addition, the Company expects to generate over $100 million in free cash flow in 2002.

A global power leader, Cummins Inc., is a corporation of complementary business units that design, manufacture, distribute and service electrical power generation systems, engines and related technologies, including fuel systems, controls, air handling, filtration and emission solutions. Headquartered in Columbus, Indiana, (USA) Cummins serves its customers through more than 500 company-owned and independent distributor locations in 131 countries and territories. With 24,900 employees worldwide, Cummins reported sales of $5.7 billion in 2001. Press releases by fax can be requested by calling News On Demand (toll free) at 888-329-2305. The Cummins home page can be found at www.cummins.com.

Information provided and statements in this release that are not purely historical are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the company's expectations, hopes beliefs and intentions on strategies regarding the future. It is important to note that the company's actual future results could differ materially from those projected in such forward-looking statements because of a number of factors, including, but not limited to, general economic, business and financing conditions, labor relations, governmental action, competitor pricing activity, expense volatility and other risks detailed from time to time in Cummins Securities and Exchange Commission filings.

                                     (end)


                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 Cummins Inc.

                             By: /s/ Susan K. Carter
                                 -----------------------------
                                Susan K. Carter
                                Vice President Controller
                                (Principal Accounting Officer)